EXHIBIT 10.1

FIRST AMENDMENT TO
ASSET PURCHASE AGREEMENT
THIS FIRST AMENDMENT TO THE ASSET PURCHASE AGREEMENT (this “Amendment”), is dated as of January 6, 2017, among Performance Sports Group Ltd., an entity formed under the Laws of British Columbia (the “Company”), the Subsidiaries of the Company listed on the signature pages hereto (collectively, together with the Company, “Sellers”) and 9938982 Canada Inc., a corporation organized under the Laws of Canada (“Purchaser”).
WHEREAS, the Company, Sellers and Purchaser are party to that certain Asset Purchase Agreement, dated as of October 31, 2016 (the “Purchase Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Purchase Agreement);
WHEREAS, Section 10.4 of the Purchase Agreement permits amendments to the Purchase Agreement if signed in writing by all of the parties thereto;
WHEREAS, Section 5.1 of the Purchase Agreement provides that the Purchase Agreement and the transactions contemplated by the Purchase Agreement are subject to entry of, as applicable, the Bidding Procedures Orders and the Sale Orders, and that in the event of any discrepancy between the Purchase Agreement and the Bidding Procedures Orders and the Sale Orders, the Bidding Procedures Orders and the Sale Orders shall govern;
WHEREAS, on November 30, 2016, the U.S. Bankruptcy Court and the CCAA Court each entered a Bidding Procedures Order (together and as entered, the “November Bidding Procedures Orders”) that, among other things, established the bidding procedures in connection with the sale of the Acquired Assets and approved certain “bid protections”; and
WHEREAS, the Company, Sellers and Purchaser desire to amend the Purchase Agreement in order to accurately reflect terms set forth in the November Bidding Procedures Orders, as more particularly set forth herein.
NOW, THEREFORE, and in consideration of the foregoing and of the representations, warranties, covenants, agreements and conditions contained herein and in the Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:
AGREEMENT

1.            Amendments.
a.
Deposit. The amount of the “good faith deposit”, which is set forth in the sixth Recital of the Purchase Agreement, is hereby amended by replacing the dollar amount of “$28,750,000” with “$17,250,000”.

b.	Key Dates.

i.	Section 5.2(a) of the Purchase Agreement is hereby amended by replacing the date “February 2, 2017” with “February 23, 2017”.

ii.	Section 9.1(a)(ii) of the Purchase Agreement is hereby amended by replacing (A) the date “February 16, 2017” with “February 23, 2017” and (B) the date “February 28, 2017” with “February 27, 2017”.

iii.	Section 9.1(b)(vi) of the Purchase Agreement is hereby amended by replacing the date “January 16, 2017” with “February 6, 2017”.

c.	Break-Up Fee.

i.	The definition of “Break-Up Fee” set forth in Section 1.1 of the Purchase Agreement is hereby amended by replacing the cross-reference to “Section 9.2(b)” with “Section 9.2(c)”

ii.	Section 9.2(c) of the Purchase Agreement is hereby amended by replacing the dollar amount of “$20,125,000” with “$17,250,000”.

d.
Van Nuys Claim. The definition of “Van Nuys Claim” set forth in Section 1.1 of the Purchase Agreement is hereby amended by replacing “in connection with the lease for 7855 Haskell Ave., Van Nuys, California” with “in connection with the lease that refers to 3500 Willow Lane, Thousand Oaks, California, 91361 by and between Martin Properties, Inc. and Easton Baseball / Softball Inc. dated May 11, 2015 (as amended from time to time)” (sic) and all references in the Purchase Agreement to “Van Nuys Claim” shall be deemed references to “Thousand Oaks Claim”.

2.            Continuing Effect.  Except as expressly provided in the preceding Section 1 (Amendments), nothing contained herein shall constitute an amendment, modification or waiver of any provision of the Purchase Agreement and the Purchase Agreement shall remain in full force and effect.
3.            Other Provisions.  The provisions of Article I (Interpretation) and Article X (Miscellaneous) of the Purchase Agreement are incorporated herein by reference and shall apply to the terms and conditions of this Amendment and the Parties mutatis mutandis.

[Remainder of Page Intentionally Blank]
2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Amendment.

THE COMPANY:

PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Executive Vice President, General
Counsel and Corporate Secretary
SELLERS:

BPS US HOLDINGS INC.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary

EASTON BASEBALL / SOFTBALL INC.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary

BAUER HOCKEY, INC.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Amendment]

BAUER HOCKEY RETAIL INC.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary
BAUER PERFORMANCE SPORTS UNIFORMS INC.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary

PERFORMANCE LACROSSE GROUP INC.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary
BPS DIAMOND SPORTS INC.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary
PSG INNOVATION INC.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary
KBAU HOLDINGS CANADA, INC.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary

[Signature Page to Amendment]

BAUER HOCKEY RETAIL CORP.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary
EASTON BASEBALL / SOFTBALL CORP.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary

BAUER HOCKEY CORP.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary
BPS CANADA INTERMEDIATE CORP.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary
BPS DIAMOND SPORTS CORP.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary

[Signature Page to Amendment]

BAUER PERFORMANCE SPORTS UNIFORMS CORP.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary
PERFORMANCE LACROSSE GROUP CORP.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary

PSG INNOVATION CORP.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Secretary

[Signature Page to Amendment]

PURCHASER:

9938982 CANADA INC.

By:	/s/ Paul Desmarais III
	Name:	Paul Desmarais III
	Title:	Executive Chairman

By:	/s/ Samuel Robinson
	Name:	Samuel Robinson
	Title:	President

[Signature Page to Amendment]